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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report         June 21, 2000


            HOUSEHOLD AUTOMOTIVE TRUST V, SERIES 2000-2
      (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                 (Master Servicer of the Trust)
     (Exact name as specified in Master Servicer's charter)

                                                         Not
      Delaware              333-84129               Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                Identification
tion of Master Servicer)                              Number of
                                                      Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of        (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000





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Item 5.  OTHER EVENTS

On June 21, 2000, the Registrant issued and sold its Series 2000-2 Notes. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-84129).




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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

          1     Underwriting Agreement.

          4.1   Indenture between the Issuer and the Indenture Trustee.

          4.2 Series 2000-2 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.

          25    Form T-1.

          99.1 Amended and Restated Trust Agreement between the Seller and the Owner Trustee.

          99.2 Master Sale and Servicing Agreement among the Seller, the Master Servicer, the Issuer and the Indenture Trustee.

          99.3 Master Receivables Purchase Agreement between Household Automotive Finance Corporation and the Seller.


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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOTIVE TRUST V,
                              SERIES 2000-2
                                      (Registrant)



                         By:   /s/ L.S. MATTENSON
                              L. S. MATTENSON
                              Authorized Representative



Dated: June 28, 2000








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                               EXHIBIT INDEX


Exhibit

Number    Exhibit


1     Underwriting Agreement.

4.1   Indenture between the Issuer and the Indenture Trustee.

4.2 Series 2000-2 Supplement to the Indenture, the Master Sale and Servicing Agreement and the Trust Agreement.

25    Form T-1.

99.1 Amended and Restated Trust Agreement between the Seller and the Owner Trustee.

99.2  Master Sale and Servicing Agreement among the Seller, the
      Master Servicer, the Issuer and the Indenture Trustee.

99.3 Master Receivables Purchase Agreement between Household Automotive Finance Corporation and the Seller.



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